Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


Board of Directors
Carolina First Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.


                                               /s/ KPMG LLP


Greenville, South Carolina
March 15, 2000